Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 9/15/03


Blended Coupon 5.4367%


Excess Protection Level
3 Month Average   5.91%
December, 2000   2.23%
November, 2000   7.85%
October, 2000   7.65%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 7.42%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,990,287,874.98